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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 8, 1999

                             Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

           Washington                  1-14667               91-1653725
(State or Other Jurisdiction of   (Commission File        (I.R.S. Employer
Incorporation or Organization)         Number)           Identification No.)

1201 Third Avenue, Seattle, Washington                        98101
(Address of Principal Executive Offices)                    (Zip Code)

                                 (206) 461-2000
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

  On November 8, 1999, Washington Mutual, Inc. issued a press release announcing 2000-2004 financial targets and new business initiatives at an investors conference in New York.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1 Press release dated November 8, 1999.


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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WASHINGTON MUTUAL, INC.

Date: November 8, 1999           By: /s/ Fay L. Chapman
                                     -----------------------
                                     Fay L. Chapman
                                     Senior Executive Vice President
                                     and General Counsel